Exhibit 99.1

AMENDMENT TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

This AMENDMENT TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT (this “Amendment”) is made and entered into as of February 14, 2023, by and among MNG Havayollari ve Tasimacilik A.S., a joint stock corporation organized under the laws of Turkey (the “Company”), and the parties listed on Schedule A to the Registration Rights Agreement (as defined below) (each, a “Holder” and collectively, the “Holders”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Registration Rights Agreement (as defined below).

RECITALS

WHEREAS, the Company and the Holders previously entered into that certain Registration Rights and Lock-Up Agreement dated December 6, 2022 (the “Registration Rights Agreement”);

WHEREAS, Section 6.6 of the Registration Rights Agreement provides that the Registration Rights Agreement may be amended, in whole or in part, at any time pursuant to an agreement in writing executed by the Company and Holders holding a majority of the Registrable Securities at such time; and

WHEREAS, the parties to the Registration Rights Agreement desire to amend the Registration Rights Agreement as set forth in this Amendment.

NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

1.	Recitals. The fifth recital of the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

“WHEREAS, immediately prior to the Effective Time, each GF Class B Common Share shall be automatically converted into one (1) GF Class A Common Share and, after giving effect to such automatic conversion, at the Effective Time and as a result of the Merger, (i) each issued and outstanding GF Class A Common Share shall no longer be outstanding and shall automatically be converted into the right of the holder thereof to receive one (1) Company ADS (as defined below) (and the Company Ordinary Share (as defined below) represented thereby) after giving effect to the Stock Split and (ii) each outstanding GF Private Placement Warrant will automatically become a Company Warrant (as defined below) and all rights with respect to GF Class A Common Shares underlying the GF Private Placement Warrants will be automatically converted into rights to purchase Company ADSs (and the Company Ordinary Shares represented thereby) and thereupon assumed by the Company;”

2.	Definitions. The definition of “Company AD Warrants” in Section 1.1 of the Registration Rights Agreement is hereby deleted in its entirety.

The definition “Company Securities” is hereby amended and restated in its entirety as follows:

“Company Securities” shall, collectively, mean the Company ADSs, Company Ordinary Shares and Company Warrants.

The clause (b) of the definition “Registrable Security” is hereby amended and restated in its entirety as follows:

“(b) any outstanding Company Warrants (including any Company Ordinary Shares issued or issuable upon the exercise of any such Company Warrants) held by a Holder as of the Closing Date”

3.	Section 5.1.2. The clause (b) of Section 5.1.2 of the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

“(b) any Company Warrants which were previously GF Private Placement Warrants or working capital warrants, and any Company ADSs (and/or the Company Ordinary Shares represented thereby) issued or issuable upon the exercise or conversion of the Company Warrants, for the period ending 30 days after the Closing Date.”

4.	No Further Amendment. Except as expressly provided in this Amendment, all of the terms and conditions of the Registration Rights Agreement remain unchanged and continue in full force and effect.

5.

No Waiver. Except as specifically set forth herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the parties under the Registration Rights Agreement nor shall it constitute a waiver of any provision of the Registration Rights Agreement.

6.

Effect of Amendment. This Amendment shall form a part of the Registration Rights Agreement for all purposes, and each party to this Amendment and to the Registration Rights Agreement shall be bound by this Amendment.

7.	Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State.

8.

Entire Agreement; Counterparts. This Amendment and the Registration Rights Agreement (as amended by this Amendment) (including Schedule A thereto) constitute the entire understanding and agreement between the parties hereto as to the matters covered herein and therein and supersede and replace any prior understanding, agreement or statement of intent, in each case, written or oral, of any and every nature with respect thereto. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart and such counterparts may be delivered by the parties hereto via facsimile or electronic transmission.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, each the parties has executed this Amendment as of the date first written above.

MNG HAVAYOLLARI VE TAŞIMACILIK A.Ş.

By:	/s/ Mehmet Nazif Günal
Name: Mehmet Nazif Günal
Title: Chairman of the Board of Directors

[Signature Page to Amendment to Registration Rights and Lock-Up Agreement]

GOLDEN FALCON SPONSOR GROUP, LLC

By:	/s/ Makram Azar
Name: Makram Azar
Title: CEO

[Signature Page to Amendment to Registration Rights and Lock-Up Agreement]

/s/ Dominique D’Hinnin
Dominique D’Hinnin

[Signature Page to Amendment to Registration Rights and Lock-Up Agreement]

/s/ Mikael Breuer-Weil
Mikael Breuer-Weil

[Signature Page to Amendment to Registration Rights and Lock-Up Agreement]

/s/ I. Martin Pompadur
I. Martin Pompadur

[Signature Page to Amendment to Registration Rights and Lock-Up Agreement]

/s/ Isabelle Amiel Azoulai
Isabelle Amiel Azoulai

[Signature Page to Amendment to Registration Rights and Lock-Up Agreement]

/s/ Xavier Rolet, KBE
Xavier Rolet, KBE

[Signature Page to Amendment to Registration Rights and Lock-Up Agreement]

/s/ Ali Sedat Özkazanç
Ali Sedat Özkazanç

[Signature Page to Amendment to Registration Rights and Lock-Up Agreement]

GÜNAL İNŞAAT TICARET VE SANAYI A.Ş.

By:	/s/ Mehmet Nazif Günal
Name: Mehmet Nazif Günal
Title: Chairman

[Signature Page to Amendment to Registration Rights and Lock-Up Agreement]

MAPA İNŞAAT VE TICARET A.Ş.

By:	/s/ Mehmet Nazif Günal
Name: Mehmet Nazif Günal
Title: Chairman

[Signature Page to Amendment to Registration Rights and Lock-Up Agreement]

/s/ Mehmet Nazif Günal
Mehmet Nazif Günal

[Signature Page to Amendment to Registration Rights and Lock-Up Agreement]

MNG HOLDING A.Ş.

By:	/s/ Mehmet Nazif Günal
Name: Mehmet Nazif Günal
Title: Chairman

[Signature Page to Amendment to Registration Rights and Lock-Up Agreement]